SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                            WHITEHALL JEWELLERS, INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                            WHITEHALL JEWELLERS, INC.
                             155 North Wacker Drive
                                    Suite 500
                             Chicago, Illinois 60606

                                  May 23, 2003

Dear Stockholder:

     You are cordially invited to attend the 2003 annual meeting of stockholders of Whitehall Jewellers, Inc., a Delaware corporation, to be held at 10:00 a.m. (local time) on Wednesday, June 25, 2003, at The Standard Club, 320 South Plymouth, Chicago, Illinois 60604.

     The formal notice of the meeting, the proxy statement and the 2002 annual report are enclosed. The matters to be considered at the meeting are described in the accompanying proxy statement. Regardless of your plans for attending in person, it is important that your shares be represented at the meeting. Therefore, please complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, postage prepaid envelope. This will enable you to vote on the business to be transacted whether or not you attend the meeting.

     We hope that you can attend the 2003 annual meeting of stockholders.

                                 Sincerely,

                                 /s/ Hugh M. Patinkin

                                 Hugh M. Patinkin
                                 Chairman, Chief Executive Officer and President

                            WHITEHALL JEWELLERS, INC.
                             155 North Wacker Drive
                                    Suite 500
                             Chicago, Illinois 60606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held On June 25, 2003

To the Stockholders of

                            WHITEHALL JEWELLERS, INC.

     The 2003 annual meeting of stockholders of Whitehall Jewellers, Inc., a Delaware corporation, will be held at 10:00 a.m. (local time) on Wednesday, June 25, 2003, at The Standard Club, 320 South Plymouth Court, Chicago, Illinois 60604 for the following purposes:

     1. to elect three (3) Class I directors; and

     2. to transact such other business as may properly come before the annual meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 25, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting of stockholders.

     Your attention is directed to the accompanying proxy statement. Whether or not you plan to attend the meeting in person, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, postage prepaid envelope. If you attend the meeting and wish to vote in person, you may withdraw your proxy and vote your shares in person.

     This Notice of annual meeting of stockholders is first being sent to stockholders on or about May 23, 2003.

                                        By Order of the Board of Directors,

                                        /s/ John R. Desjardins

                                        John R. Desjardins
                                        Executive Vice President and Secretary

May 23, 2003

                            WHITEHALL JEWELLERS, INC.
                             155 North Wacker Drive
                                    Suite 500
                             Chicago, Illinois 60606

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held On June 25, 2003

                               GENERAL INFORMATION

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Whitehall Jewellers, Inc., a Delaware corporation, for use at the 2003 annual meeting of stockholders to be held at 10:00 a.m. (local time) on Wednesday, June 25, at The Standard Club, 320 South Plymouth Court, Chicago, Illinois 60604.

     The Board of Directors has fixed the close of business on April 25, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. On April 25, 2003, Whitehall had outstanding (i) 14,203,227 shares of common stock, par value $.001 per share, and (ii) 142 shares of Class B common stock, par value $1.00 per share. A list of stockholders of record entitled to vote at the annual meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of 10 days prior to the meeting, at the office of Whitehall located at 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

     Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, postage prepaid envelope. The proxies will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendation of the Board of Directors as set forth in this proxy statement. The proxy card gives authority to the proxies to vote your shares in their discretion on any other matter properly presented at the annual meeting.

     You may revoke your proxy at any time prior to voting at the annual meeting by delivering written notice to the Secretary of Whitehall, by submitting a subsequently dated proxy or by attending the annual meeting and voting in person at the annual meeting.

     This proxy statement is first being sent or given to stockholders on or about May 23, 2003.

                               VOTING INFORMATION

     Each holder of outstanding shares of common stock is entitled to one vote for each share of common stock held in that holder's name with respect to all matters on which holders of common stock are entitled to vote at the annual meeting. Each holder of outstanding shares of Class B common stock is entitled to 35.4208 votes for each share of Class B common stock held in that holder's name with respect to all matters on which holders of Class B common stock are entitled to vote at the annual meeting. Except as otherwise required by law, the holders of shares of common stock and Class B common stock shall vote together and not as separate classes. At the annual meeting, a holder of common stock or Class B common stock may, with respect to the election of the Class I directors, vote FOR the election of the director nominees or WITHHOLD authority to vote for such director nominees.

     All properly executed and unrevoked proxies received in the accompanying form in time for the annual meeting will be voted in the manner directed therein. If no direction is made on a proxy, the proxy will be voted FOR the election of the named director nominees to serve as Class I directors. The proxy card gives authority to the proxies to vote your shares in their discretion on any other matter properly presented at the annual meeting. If a proxy indicates that all or a portion of the votes represented by that proxy are not being voted with respect to a particular matter, the non-votes will not be considered present and entitled to vote on that matter, although the votes may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum. A quorum will be present if a majority of the voting power with respect to the shares of common stock and Class B common stock combined are represented in person or by proxy at the annual meeting.

     The election of the Class I directors requires the affirmative vote of a plurality of votes cast by the holders present in person or represented by proxy and entitled to vote on such matter at the annual meeting. Accordingly, if a quorum is present at the annual meeting, the persons receiving the greatest number of votes by the holders will be elected to serve as the Class I directors. Withholding authority to vote for a nominee and non-votes with respect to the election of directors will not affect the outcome of the election of directors.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Whitehall's business is managed under the direction of its Board of Directors. The Board of Directors is presently composed of seven directors, divided into three classes. At the annual meeting, three Class I directors will be elected to serve until the annual meeting in the year 2006, or until their successors are duly elected and qualified. The nominees for election as Class I directors are identified below. In the event the nominees, each of whom has expressed an intention to serve if elected, fail to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee designated by the Board of Directors.

     On March 12, 2003, Mr. Jack A. Smith resigned from the Board of Directors after nearly seven years of service to Whitehall. Mr. Sanford Shkolnik was elected by the Board of Directors on April 15, 2003 to fill the vacancy created by the resignation of Mr. Smith. Mr. Shkolnik was elected as a Class II director, which class of directors will stand for election at the 2004 annual meeting of stockholders.

Nominees

     The following persons, if elected at the annual meeting, will serve as Class I directors until the annual meeting in the year 2006, or until their successors are elected and qualified.

              CLASS I DIRECTORS -- TERM SCHEDULED TO EXPIRE IN 2003

     Mr. Hugh M. Patinkin, age 52, has served as President and Chief Executive Officer of Whitehall since 1989 and was elected its Chairman in February 1996. He has served as a director from 1979 to 1988 and from 1989 to the present. He joined Whitehall as its Assistant Secretary in 1979. Prior thereto he practiced law with the firm of Sidley & Austin, now Sidley Austin Brown & Wood.

     Mr. Norman J. Patinkin, age 76, has served as a director of Whitehall since 1989. In 2001, he retired as the Chief Executive Officer of United Marketing Group, L.L.C., but remains on its Board of Directors. United Marketing Group operates telemarketing services, motorclubs, travel clubs and direct response merchandise programs for large corporations. Mr. Patinkin is a member of the Governance and Nominating Committee.

     Mr. Daniel H. Levy, age 59, is the Chairman and Chief Executive Officer of Donnkenny, Inc., a designer, manufacturer and marketer of women's apparel, and has served as a director of Whitehall since January 7, 1997 (and had served as a director from March 1996 until May 1996). Mr. Levy served as Chairman and Chief Executive Officer of Best Products Co. Inc., a large discount retailer of jewelry and brand name hardline merchandise, from April 1996 until January 1997. Prior to such time, Mr. Levy was a Principal for LBK Consulting from 1994 until 1996. Mr. Levy served as Chairman and Chief Executive Officer of Conran's during 1993. Prior to such time, Mr. Levy was Vice Chairman and Chief Operating Officer for Montgomery Ward & Co. from 1991 until 1993. Mr. Levy is the Chairman of the Compensation Committee and a member of the Audit Committee and the Governance and Nominating Committee.

     Messrs. Hugh M. Patinkin and Matthew M. Patinkin are brothers. Mr. Norman
J. Patinkin is a first cousin, once removed, of Messrs. Hugh and Matthew
Patinkin.

                 THE BOARD OF DIRECTORS OF WHITEHALL RECOMMENDS
                 VOTES "FOR" THE NOMINEES FOR CLASS I DIRECTORS.

Other Directors

     The following persons are currently directors of Whitehall whose terms will continue after the annual meeting.

             CLASS II DIRECTORS -- TERM SCHEDULED TO EXPIRE IN 2004

     Mr. John R. Desjardins, age 52, joined Whitehall in 1979 and has served as Executive Vice President and Secretary and as a director of Whitehall since 1989. He also served as Treasurer of Whitehall from 1989 through October 1998. Previously, he worked as a certified public accountant with Deloitte & Touche L.L.P.

     Mr. Sanford Shkolnik, age 64, was elected to the Board of Directors of Whitehall on April 15, 2003. In 1972, he co-founded Equity Properties and Development Co., which operated a substantial retail real estate portfolio, and served as its Chairman and Chief Executive Officer from 1972 to 1996. Since 1997, Mr. Shkolnik has independently pursued opportunities in real estate and other business ventures. Mr. Shkolnik is a member of the Audit Committee and the Compensation Committee.

             CLASS III DIRECTORS -- TERM SCHEDULED TO EXPIRE IN 2005

     Mr. Matthew M. Patinkin, age 45, joined Whitehall in 1979 and has served as its Executive Vice President, Operations and as a director since 1989.

     Mr. Richard K. Berkowitz, age 61, has served as a director of Whitehall since 1998. He retired from Arthur Andersen, L.L.P. in August 1998 after serving 21 years as a partner. Prior to his retirement, Mr. Berkowitz served as head of Arthur Andersen's tax division in Miami, Florida. Mr. Berkowitz has been associated with Entente Investment, Inc. and was a member of the Advisory Board of Security Plastics, Inc. Mr. Berkowitz is Chairman of the Audit Committee, the Chairman of the Governance and Nominating Committee and a member of the Compensation Committee.

Meetings and Committees

     The Board of Directors of Whitehall held five meetings during fiscal 2002. Each director attended all of the meetings of the Board of Directors and its committees on which he served during fiscal 2002.

     The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants Whitehall's year-end operating results and considers the adequacy of the internal accounting procedures. The Audit Committee presently consists of Messrs. Richard K. Berkowitz (Chairman), Daniel H. Levy and Sanford Shkolnik. The Audit Committee held eight meetings in fiscal 2002.

     The Board of Directors has determined that all members of the audit committee are independent within the meaning of the current listing standards of The New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors.

     The Compensation Committee, which presently consists of Messrs. Daniel H. Levy (Chairman), Richard K. Berkowitz and Sanford Shkolnik, reviews and recommends the compensation arrangements for all executive officers and directors and administers and takes such other action as may be required in connection with certain compensation and incentive plans of Whitehall (including the grant of stock options and other stock based awards). The Compensation Committee held four meetings in fiscal 2002. Whitehall's By-Laws require that the Compensation Committee consist of non-employee directors.

     On July 17, 2002, the Board of Directors established the Governance and Nominating Committee which consists of two or more directors who are not current or former employees of Whitehall. The current members of the Governance and Nominating Committee are Messrs. Richard K. Berkowitz (Chairman), Daniel H. Levy and Norman J. Patinkin. The Governance and Nominating Committee did not hold any meetings in fiscal 2002. In fiscal 2003, the Governance and Nominating Committee recommended that the Board of Directors elect Sanford Shkolnik to fill the vacancy created by the resignation of Jack A. Smith and recommended that the Board of Directors nominate each of the Class I directors standing for election at the 2003 annual meeting of stockholders. The responsibilities of the Governance and Nominating Committee include (i) recommending to the Board of Directors persons to be nominated by the Board of Directors for election to the Board of Directors by stockholders at each annual meeting of stockholders and persons to be elected to any vacancy on the Board of Directors; (ii) after initiation by the Chairman of the Board of Directors, recommending appointments to committees of the Board of Directors; (iii) periodically reviewing the size, composition and organization of the Board of Directors and recommending any changes; (iv) developing and recommending to the Board of Directors guidelines and criteria to determine the qualifications of directors; (v) recommending to the Board of Directors a methodology for evaluating the performance of members of the Board of Directors who are not employees of Whitehall; (vi) reviewing transactions or arrangements (financial or otherwise) between Whitehall and one or more directors or corporate officers, other than compensation decisions, and making recommendations to the Board of Directors with respect thereto in accordance with Whitehall's Commitment Authority Policy; and (vii) reviewing other corporate governance and similar matters relevant to Whitehall and recommending any changes or other actions. Stockholder recommendations for director nominations may be submitted to the Secretary of Whitehall at 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606, and they will be forwarded to the Governance and Nominating Committee for their consideration.

Compensation of Directors

     Non-employee directors receive compensation of $3,750 per fiscal quarter. In addition, non-employee directors are entitled to receive $1,000 for each meeting of the Board of Directors attended and committee chairmen and members are entitled to receive $300 and $200, respectively, for each committee meeting attended. Directors who are officers or employees of Whitehall receive no compensation for serving as directors. All directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and meetings of committees of the Board of Directors.

     Each non-employee director of Whitehall may elect to receive nonqualified stock options at the beginning of each fiscal quarter in lieu of receiving the quarterly directors' fees of $3,750 described above. The per share exercise price of all such options is equal to the fair market value of the common stock on the date of grant, and such options vest at the end of the fiscal quarter in which they were granted.

     Each of the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan provides that non-employee directors may be granted stock-based awards at the discretion of the Compensation Committee, with the approval of the Board of Directors, to advance the interests of Whitehall by attracting and retaining well-qualified directors. Accordingly, Whitehall may grant such awards from time to time for such purpose.

     As permitted under Whitehall's 1997 Long-Term Incentive Plan, each non-employee director is granted a restricted stock award each year as of the Audit Certification Date (as defined below). Such award entitles each non-employee director to receive an amount of restricted common stock equal to $10,000 divided by the fair market value of such common stock on the applicable Audit Certification Date, rounded down to the nearest whole share. The restriction period (that is, the period in which the common stock subject to the award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of) relating to each such award is one year from the date of grant. Shares of restricted stock are subject to forfeiture if the non-employee director ceases to serve as a director of Whitehall during the restriction period. The "Audit Certification Date" is the date each year on which Whitehall's independent public accountants deliver an opinion to Whitehall as to its yearly audit of the financial statements of Whitehall.

     On February 7, 2002, each non-employee director was granted a nonqualified option to purchase 5,000 shares of common stock for services to be rendered during the fiscal year ended January 31, 2003. The per share exercise price of all such options is equal to the fair market value of the common stock on February 7, 2002 and such options vest with respect to one-third of the options on the first, second and third anniversaries of the date of grant. On January 28, 2003, each non-employee director was granted a nonqualified option to purchase 5,000 shares of common stock for services to be rendered during the fiscal year ending January 31, 2004. The per share exercise price of all such options is equal to the fair market value of the common stock on January 28, 2003 and such options vest with respect to one-third of the options on the first, second and third anniversaries of the date of grant.

                               EXECUTIVE OFFICERS

     The following sets forth certain information with respect to the executive officers of Whitehall who are not identified above under "Election of Directors -- Nominees" and "-- Other Directors."

     Mr. Lynn D. Eisenheim, age 51, joined Whitehall in 1991 as its Executive Vice President, Merchandising. He has 28 years of experience in the jewelry business having served with Zale Corporation (where he served as Executive Vice President, Merchandising immediately prior to joining Whitehall) and Service Merchandise Co.

     Mr. Manny A. Brown, age 47, joined Whitehall in 1997 as its Executive Vice President, Operations. Mr. Brown was employed from 1986 through 1997 by Foster Medical Corporation which was later acquired by Abbey Home Healthcare and then merged with Homedco to create Apria Healthcare. Mr. Brown held various sales and operations management positions with Apria Healthcare, including Executive Vice President, East Operations and Senior Vice President, Central Operations. Mr. Brown was employed by FMC Corporation from 1980 through 1985 in various sales management and marketing positions. Mr. Brown was employed by American Brands from 1978 through 1980 in various sales management positions.

     Mr. Jon H. Browne, age 48, joined Whitehall in January 2000, as Executive Vice President and currently holds the title of Executive Vice President, Chief Financial and Administrative Officer and Treasurer. He has over 25 years of experience in the retail industry having served as the Chief Executive Officer of Chernin's Shoes, Inc., a large format family shoe retailer, from November 1998 until August of 1999. Prior to serving as the Chief Executive Officer of Chernin's Shoes, Mr. Browne served as its Chief Administrative Officer from May 1996 until October of 1998. Chernin's Shoes filed a petition for bankruptcy under Chapter 11 of the Bankruptcy Code in the Northern District of Illinois, Eastern Division, on May 10, 1999.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

     Summary Compensation. The following summary compensation table sets forth certain information concerning compensation for services rendered in all capacities awarded to, earned by or paid to Whitehall's Chief Executive Officer and the other named executive officers during the years ended January 31, 2003, 2002 and 2001.

                           Summary Compensation Table

                                         Annual Compensation            Long-Term Compensation
                                 ---------------------------------     -------------------------
                                                                                Awards
                                                                       -------------------------
                                   Year                                Restricted       Shares
                                  ended                                   Stock       Underlying
Name and Principal Position      Jan. 31       Salary      Bonus        Awards(1)     Options(2)
---------------------------      -------     --------     --------     ----------     ----------
Hugh M. Patinkin ............     2003       $500,000           --       $99,000       150,000
 Chairman, Chief Executive        2002       $425,000     $224,250       $56,062       200,000
 Officer and President            2001       $423,154           --            --       300,000

John R. Desjardins ..........     2003       $305,000           --            --        15,000
 Executive Vice President         2002       $305,000     $125,050       $31,262        20,000
 and Secretary                    2001       $304,366           --            --            --

Matthew M. Patinkin .........     2003       $270,000           --            --        20,000
 Executive Vice President,        2002       $270,000     $110,700       $27,675        20,000
 Operations                       2001       $269,154           --            --        10,000

Lynn D. Eisenheim ...........     2003       $254,000           --            --        20,000
 Executive Vice President         2002       $225,000     $ 92,250       $23,062        20,000
 Merchandising                    2001       $224,154           --            --            --

Manny A. Brown ..............     2003       $250,000           --            --        12,500
 Executive Vice President,        2002       $250,000     $102,500       $25,625        25,000
 Operations                       2001       $247,616           --            --         5,000

----------
(1) Each of Whitehall's Chief Executive Officer and the other named executive officers received awards of restricted stock on March 11, 2002 in the following respective amounts: Mr. H. Patinkin, 3,840 shares; Mr. Desjardins, 2,141 shares; Mr. M. Patinkin, 1,896 shares; Mr. Eisenheim, 1,580 shares; and Mr. Brown, 1,755 shares. On January 28, 2003, Whitehall's Chief Executive Officer received an award of 10,000 shares of restricted stock as an incentive award with respect to services to be rendered during the fiscal year ending January 31, 2004. The restrictions on shares of restricted stock lapse in three equal annual installments on the first, second and third anniversaries of the dates of each of the grants. Dividends or other distributions, if paid on shares of common stock generally, will be paid with respect to shares of restricted stock. As of January 31, 2003, the number and value of the aggregate restricted stock holdings of Whitehall's Chief Executive Officer and the other named executive officers were: Mr. H. Patinkin, 15,152 shares ($152,580.64); Mr. Desjardins, 3,129 shares ($31,509.03); Mr. M. Patinkin, 2,748 shares ($27,672.36); Mr. Eisenheim, 2,278 shares ($22,939.46); and Mr. Brown,
    2,538 shares ($25,557.66).
(2) The shares underlying options shown for the fiscal year ended January 31, 2003 include two separate option grants. On February 7, 2002, as an incentive award with respect to services to be rendered during the fiscal year ended January 31, 2003, each of Whitehall's Chief Executive Officer and the other named executive officers were granted options to purchase shares of Whitehall's common stock in the following amounts: Mr. H. Patinkin, 100,000; Mr. Desjardins, 10,000; Mr. M. Patinkin, 10,000; Mr. Eisenheim, 10,000; and Mr. Brown, 5,000. On January 28, 2003, as an incentive award with respect to services to be rendered during the fiscal year ending January 31, 2004, each of Whitehall's Chief Executive Officer and the other named executive officers were granted options to purchase shares of Whitehall's common stock in the following amounts: Mr. H. Patinkin, 50,000; Mr. Desjardins, 5,000; Mr. M. Patinkin, 10,000; Mr. Eisenheim, 10,000; and Mr. Brown, 7,500.

     General Information Regarding Options. The following tables show information regarding stock options granted to, exercised by and held by the executive officers named in the Summary Compensation Table.

                          Option Grants in Fiscal 2002

                                  Number of
                                 Securities
                                 Underlying        % of Total                                   Grant Date
                                   Options      Options Granted     Exercise     Expiration      Present
Name                             Granted(1)       to Employees        Price         Date         Value(2)
----                             ----------     ---------------     --------     ----------     ----------
Hugh M. Patinkin ............     100,000            26.9%          $14.945        2/7/12        $793,470
                                   50,000            13.5%          $  9.90       1/28/13        $262,725

John R. Desjardins ..........      10,000             2.7%          $14.945        2/7/12        $ 79,347
                                    5,000             1.4%          $  9.90       1/28/13        $ 26,273

Matthew M. Patinkin .........      10,000             2.7%          $14.945        2/7/12        $ 79,347
                                   10,000             2.7%          $  9.90       1/28/13        $ 52,545

Lynn D. Eisenheim ...........      10,000             2.7%          $14.945        2/7/12        $ 79,347
                                   10,000             2.7%          $  9.90       1/28/13        $ 52,545

Manny A. Brown ..............       5,000             1.4%          $14.945        2/7/12        $ 39,675
                                    7,500             2.0%          $  9.90       1/28/13        $ 39,409

----------
(1) The stock options for the named executive officers vest with respect to 33% of the options on the first, second and third anniversaries of the date of the grant and are exercisable until the tenth anniversary of the date of the grant. In addition, these options are exercisable immediately upon a change in control of Whitehall. Includes stock options granted on January 28, 2003, as incentive awards with respect to services to be rendered during the fiscal year ending January 31, 2004. See note 2 to the Summary Compensation Table above.
(2) The Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the options set forth in this table. Whitehall's use of this model should not be construed as an endorsement of its accuracy of valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Grant Date Present Value: risk-free interest rate of 4.5% for grants made on 2/7/02 and 3.2% for grants made on 1/28/03; expected dividend yield of 0%; expected option life of 5.5 years; and expected stock price volatility of 62%. The real value of the options in this table depends upon the actual performance of Whitehall's common stock during the applicable period.

        Option Exercises in Fiscal 2002 and Fiscal Year End Option Values

                                                                 Number of Securities
                                                                underlying unexercised      Value of unexercized in the
                                                                     Options as of              Money Options as of
                                  Shares                            January 31, 2002              January 31, 2002
                                 Acquired                     ---------------------------   ---------------------------
Name                           on Exercise   Value Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
----                           -----------   --------------   -----------   -------------   -----------   -------------
Hugh M. Patinkin ............        --               --        995,981        383,333      $488,519.02    $289,415.97
John R. Desjardins ..........        --               --        369,492         28,333      $202,983.59    $ 28,940.97
Matthew M. Patinkin .........        --               --        347,869         36,666      $202,983.59    $ 29,815.97
Lynn D. Eisenheim ...........    48,260         $564,497         52,499         34,999      $ 14,034.04    $ 29,815.97
Manny A. Brown ..............    55,000         $548,860         95,465         29,166      $110,525.39    $ 36,394.43

Severance Agreements

     Severance Agreements with Named Executive Officers. As described below, Whitehall has entered into severance agreements with each of Hugh M. Patinkin, Chairman, Chief Executive Officer and President, dated May 7, 1996; John R. Desjardins, Executive Vice President and Secretary, dated May 7, 1996; Matthew
M. Patinkin, Executive Vice President, Operations, dated May 7, 1996; Lynn D. Eisenheim, Executive Vice President, Merchandising, dated November 1, 2000 (originally dated May 7, 1996); and Manny A. Brown, Executive Vice President, Operations, dated March 17, 1997.

     The agreements provide for certain payments after a "change of control." A "change of control" is defined under the agreements to include (i) an acquisition by a third party (excluding certain affiliates of Whitehall) of beneficial ownership of at least 25% of the outstanding shares of common stock,
(ii) a change in a majority of the incumbent Board of Directors and (iii) merger, consolidation or sale of substantially all of Whitehall's assets if Whitehall's stockholders do not continue to own at least 60% of the equity of the surviving or resulting entity. Pursuant to these agreements, the employees will receive certain payments and benefits if they terminate employment voluntarily six months after a "change of control," or if, during a three-year period following a change in control (i) they terminate for "good reason," as defined in the agreements (such as certain changes in duties, titles, compensation, benefits or work locations) or (ii) if they are terminated by Whitehall, other than for "cause," as so defined. The severance agreements also provide for certain payments absent a change of control if they terminate employment for "good reason" or if they are terminated by Whitehall, other than for "cause." Their payment will equal 2.5 times (1.5 times if a change of control has not occurred) their highest salary plus bonus over the five years preceding the change of control, together with continuation of health and other insurance benefits for 30 months (18 months if a change of control has not occurred). The severance agreements also provide for payment of bonus for any partial year worked at termination of employment equal to the higher of (x) the employee's average bonus for the immediately preceding two years and (y) 50% of the maximum bonus the employee could have earned in the year employment terminates, pro rated for the portion of the year completed. To the extent any payments to any of the five senior executives under these agreements would constitute an "excess parachute payment" under section 280G(b)(1) of the Code, the payments will be "grossed up" for any excise tax payable under such section, so that the amount retained after paying all federal income taxes due would be the same as such person would have retained if such section had not been applicable.

Executive Officer Compensation Report by the Compensation Committee

     This report is submitted by the Compensation Committee of the Board of Directors.

     All compensation decisions for the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table are currently made by the Compensation Committee of the Board of Directors. The Compensation Committee consists of Messrs. Daniel H. Levy (Chairman), Richard K. Berkowitz and Sanford Shkolnik. Each member of the Compensation Committee is a non-employee director who has not previously been an officer or employee of Whitehall.

     Executive compensation consists of both annual and long-term compensation. Annual compensation consists of a base salary and bonus. Long-term compensation is generally provided through awards under the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan.

     The Compensation Committee's approach to annual base salary is to offer competitive salaries in comparison with market practices. The base salary of each officer is set at a level considered to be appropriate in the judgment of the Compensation Committee based on an assessment of the particular responsibilities and performance of the officer taking into account the performance of Whitehall, other comparable companies, the retail jewelry industry, the economy in general and such other factors as the Compensation Committee may deem relevant. The comparable companies considered by the Compensation Committee may include companies included in the peer group index discussed below and/or other companies in the sole discretion of the Compensation Committee. No specific measures of Whitehall's performance or other factors are considered determinative in the base salary decisions of the Compensation Committee. Instead, substantial judgment is used and all of the facts and circumstances are taken into consideration by the Compensation Committee in its executive compensation decisions.

     In addition to base salary, the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table above were eligible to participate in Whitehall's Management Bonus Program during fiscal 2002. Under this bonus program, each executive officer was entitled to receive a cash bonus (not to exceed 125% of base salary in the case of the Chief Executive Officer and up to 100% of base salary in the case of the other executive officers named in the Summary Compensation Table above) and a restricted stock bonus (not to exceed 25% of the cash bonus paid) based on the net income of Whitehall before extraordinary items. Based on Whitehall's performance during fiscal 2002, no bonuses were paid to the Chief Executive Officer or the other executive officers named in the Summary Compensation Table above.

     The executive officers are eligible to participate in the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan. Each of the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan is administered by the Compensation Committee. Subject to the terms of the plans, the Compensation Committee (and the Chief Executive Officer with respect to non-executive officer employees) is authorized to select eligible directors, officers and other key employees for participation in the plans and to determine the number of shares of common stock subject to the awards granted thereunder, the exercise price, if any, the time and conditions of exercise, and all other terms and conditions of the awards. The purposes of the plans are to align the interests of Whitehall's stockholders and the recipients of grants under the plans by increasing the proprietary interest of the recipients in Whitehall's growth and success and to advance the interests of Whitehall by attracting and retaining officers and other key employees. The terms and the size of the option grants to each executive officer will vary from individual to individual in the discretion of the Compensation Committee. No specific factors are considered determinative in the grants of options to executive officers by the Compensation Committee. Instead, all of the facts and circumstances are taken into consideration by the Compensation Committee in its executive compensation decisions. Grants of options are based on the judgment of the members of the Compensation Committee considering the total mix of information.

     On March 18, 2003, the Compensation Committee recommended, and the Board of Directors approved, the 2003 Special Bonus Program which provides an aggregate amount of $414,200 to be paid to 26 of Whitehall's key executives during fiscal 2003. Under the terms of the 2003 Special Bonus Program, one-half of the special bonus becomes payable on May 30, 2003 and the remaining half becomes payable on October 2, 2003, in each case, only if the executive remains in the employment of Whitehall on such date. In addition to the 2003 Special Bonus Program, the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table above are eligible to participate in Whitehall's Management Bonus Program for fiscal 2003.

     Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated officers other than the chief executive officer, subject to certain exceptions. One such exception is "qualified performance-based compensation." Compensation attributable to stock options granted to executives is intended to constitute "qualified performance-based compensation." Whitehall does not believe that the $1 million deduction limitation should have any effect on it in the near future. If the $1 million deduction limitation is expected to have any effect on Whitehall in the future, Whitehall will consider ways to maximize the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

                                        THE COMPENSATION COMMITTEE OF
                                        THE BOARD OF DIRECTORS

                                        Daniel H. Levy (Chairman)
                                        Richard K. Berkowitz
                                        Sanford Shkolnik

Performance Graph

     The rules of the Securities and Exchange Commission require each public company to include a performance graph comparing the cumulative total stockholder return on the company's common stock for the five preceding fiscal years, or such shorter period as the registrant's class of securities has been registered with the Securities and Exchange Commission, with the cumulative total returns of a broad equity market index and a peer group or similar index. The common stock traded on The Nasdaq Stock Market under the symbol "WHJI" from May 2, 1996 through January 26, 2000. On January 27, 2000, the common stock began trading on the New York Stock Exchange under the symbol "JWL." The performance graph included in this proxy statement shows the period from January 31, 1998 through the last trading day of the fiscal year which was January 31, 2003.

     The following chart graphs the performance of the cumulative total return to stockholders (stock price appreciation plus dividends) between January 31, 1998 and January 31, 2003 in comparison to The New York Stock Exchange Market Index and the "Jewelry Stores Peer Group Index" or "JSPGI." The retail jewelry store companies comprising the JSPGI are companies traded on The Nasdaq Stock Market, The New York Stock Exchange, The American Stock Exchange or over-the-counter who have listed their companies' SIC code as 5944 -- Jewelry Store. These companies include Whitehall, Dallas Gold and Silver Exchange, Inc., Finlay Enterprises, Inc., Friedman's Inc., Napoli Enterprises, Inc., Reeds Jewelers, Inc., Samuels Jewelers, Inc., SGD Holdings, Ltd., Signet Group PLC, Tiffany & Co. and Zale Corporation.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
             Among Whitehall Jewellers, Inc., The NYSE Market Index
                     and The Jewelry Stores Peer Group Index

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

------------------------------------------------------------------------------------------------------
                                        1/31/98    1/31/99    1/31/00    1/31/01    1/31/02    1/31/03
------------------------------------------------------------------------------------------------------
Whitehall Jewellers, Inc.               100.00      94.96     210.33      72.05     134.61      86.89
------------------------------------------------------------------------------------------------------
The Jewelry Stores Peer Group Index     100.00     121.74     220.47     219.97     237.64     170.31
------------------------------------------------------------------------------------------------------
NYSE Market Index                       100.00     120.03     124.62     135.11     119.63      96.88
------------------------------------------------------------------------------------------------------

----------
Assumes $100 invested on January 31, 1998 in Whitehall's common stock, The
Jewelry Stores Peer Group Index, and The NYSE Market Index. Cumulative total return assumes reinvestment of dividends.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Whitehall's common stock as of April 25, 2003, by (i) each person who is known by Whitehall to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director of Whitehall, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers of Whitehall as a group.

                                                                          Amount of
                                                                          Beneficial       Percent
Name of Beneficial Owner(1)                                               Ownership     of Class(2)
---------------------------                                               ----------    -----------
5% Stockholders
William Blair & Company, L.L.C. (3) ..................................    1,931,190        13.6%
 222 West Adams
 Chicago, IL 60606

Westport Asset Management, Inc. (4) ..................................    1,108,020         7.8%
 253 Riverside Avenue
 Westport, CT 06880

Wasatch Advisors, Inc. (5) ...........................................      963,457         6.8%
 150 Social Hall Avenue
 Salt Lake City, UT 84111

FMR Corp. (6) ........................................................      962,300         6.8%
 82 Devonshire Street
 Boston, MA 02109

Reed Conner & Birdwell LLC (7) .......................................      907,583         6.4%
 11111 Santa Monica Boulevard, Suite 1700
 Los Angeles, CA 90025

Directors and Executive Officers
Hugh M. Patinkin (8) .................................................    2,089,326        13.6%
Matthew M. Patinkin (9) ..............................................      906,178         6.2%
John R. Desjardins (10) ..............................................      653,997         4.5%
Lynn D. Eisenheim (11) ...............................................      154,349         1.1%
Manny A. Brown (12) ..................................................      108,754           *
Norman J. Patinkin (13) ..............................................       71,896           *
Richard K. Berkowitz (14) ............................................       47,033           *
Daniel H. Levy (15) ..................................................       45,849           *
Sanford Shkolnik (16) ................................................       16,774           *
All executive officers and directors as a group (10 persons) .........    4,082,858        24.8%

----------
 *   Less than 1%.
 (1) Except as set forth in the footnotes to this table, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

 (2) Applicable percentage of ownership is based on 14,203,227 shares of common stock outstanding on April 25, 2003. Where indicated in the footnotes, this table also includes common stock issuable pursuant to stock options exercisable within 60 days of the filing of this proxy statement.

 (3) Share information based solely on information contained in a letter dated April 25, 2003 from William Blair & Company, L.L.C. to Sidley Austin Brown & Wood, legal counsel to Whitehall, stating that, as of April 24, 2003, William Blair & Company, L.L.C. held 1,931,190 shares of Whitehall's common stock in accounts over which it has discretion and dispositive power.

 (4) Share information based solely on information contained on a Schedule 13G/A, dated February 14, 2003, filed with the Securities and Exchange Commission. This Schedule 13G/A indicates that Westport Asset

     Management, Inc., an investment adviser registered under section 203 of the Investment Advisers Act of 1940, has sole voting and investment power with respect to 149,250 of the reported shares, shared voting power with respect to 843,770 of the reported shares and shared investment power with respect to 958,770 of the reported shares. This Schedule 13G/A indicates that Westport Asset Management, Inc. disclaims beneficial ownership of such shares and disclaims the existence of a group.

 (5) Share information based solely on information contained on a Schedule 13G/A, dated February 14, 2003, filed with the Securities and Exchange Commission. This Schedule 13G/A indicates that Wasatch Advisors, Inc., an investment adviser registered under section 203 of the Investment Advisers Act of 1940, has sole voting and investment power with respect to the reported shares.

 (6) Share information based solely on information contained on a Schedule 13G, dated February 14, 2003, filed with the Securities and Exchange Commission. This Schedule 13G indicates that Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under section 203 of the Investment Advisers Act of 1940, has sole investment power with respect to the reported shares. The
     Schedule 13G further indicates that Edward C. Johnson 3d, Chairman of FMR Corp., and FMR Corp., through their control of Fidelity Management & Research Company and Fidelity Low Priced Stock Fund, have sole power to dispose of the 962,300 shares. In addition, the Schedule 13G indicates that Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Board of Trustees of the Fidelity Low Priced Stock Fund, that members of the Edward C. Johnson 3d family own approximately 49% of the voting power of FMR Corp., and that the Johnson family group and all Class B shareholders of FMR Corp. have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Furthermore, the Schedule 13G states that through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

 (7) Share information based solely on information contained on a Schedule 13G, dated February 14, 2003, filed with the Securities and Exchange Commission. This Schedule 13G indicates that Reed Conner & Birdwell LLC, an investment adviser registered under section 203 of the Investment Advisers Act of 1940, has sole voting and investment power with respect to the reported shares.

 (8) Includes 1,195,982 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 388,440 shares beneficially owned by Hugh M. Patinkin, which shares are held by MJSB Investment Partners, L.P., a Delaware limited partnership, U/A/D 10/28/97 of which Hugh H. Patinkin is the sole managing agent of the partnership. Includes 54,677 shares held by Hugh M. Patinkin, Mark A. Patinkin, Matthew
     M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin, as Trustees of the Patinkin 1994 Grandchildren's Trust U/A/D 11/18/94, with respect to which shares Hugh M. Patinkin, Mark A. Patinkin, Matthew M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin share voting and investment power. Includes 2,560 shares of restricted stock granted on March 11, 2002, which restrictions lapse in equal annual installments on March 11, 2004 and March 11, 2005. Includes 10,000 shares of restricted stock granted on January 28, 2003, which restrictions lapse in equal annual installments on January 28, 2004, January 28, 2005 and January 28, 2006. The mailing address of Hugh M. Patinkin is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

(9) Includes 361,203 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 185,208 shares beneficially owned by Matthew M. Patinkin, which shares are held by Robin
     J. Patinkin and Debra Soffer, as Trustees of the Matthew M. Patinkin 1994 Family Trust U/A/D 12/19/94. Robin J. Patinkin and Debra Soffer have shared investment power with respect to such shares. Includes 24,969 shares held by Matthew M. Patinkin and Robin J. Patinkin, as Trustees of various trusts for the benefit of their children. Includes 13,281 shares held by Robin J. Patinkin, as Trustee of various trusts for the benefit of the children of Matthew M. Patinkin and Robin J. Patinkin, with respect to which shares Matthew M. Patinkin disclaims beneficial ownership because Robin J. Patinkin has sole voting and investment power with respect to such shares. Includes 54,677 shares held by Hugh M. Patinkin, Mark A. Patinkin, Matthew
     M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin, as Trustees of the Patinkin 1994 Grandchildren's Trust U/A/D 11/18/94, with respect to which shares Hugh M. Patinkin, Mark A. Patinkin, Matthew M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin share voting and investment power. Includes 1,264 shares of restricted stock granted on March 11, 2002, which restrictions lapse in equal annual installments on March 11, 2004 and March 11, 2005. The mailing address of Matthew M. Patinkin is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

(10) Includes 379,493 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 33,248 shares beneficially owned by John R. Desjardins, which shares are held by Cheryl Desjardins and Stephen Kendig, as Trustees of the John R. Desjardins 1995 Family Trust U/A/D 12/28/95. Cheryl Desjardins and Stephen Kendig have shared investment power with respect to such shares. Shares beneficially owned by Mr. Desjardins include shares allocated to his account in the ESOP (12,440 shares), as to which he shares voting power with the ESOP. The ESOP has sole investment power with respect to such shares. Includes 1,427 shares of restricted stock granted on March 11, 2002, which restrictions lapse in equal annual installments on March 11, 2004 and March 11, 2005. The mailing address of John R. Desjardins is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

(11) Includes 64,166 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Shares beneficially owned by Mr. Eisenheim include shares allocated to his account in the ESOP (3,350 shares) as to which he shares voting power with the ESOP. The ESOP has sole investment power with respect to such shares. Includes 1,053 shares of restricted stock granted on March 11, 2002, which restrictions lapse in equal annual installments on March 11, 2004 and March 11, 2005. The mailing address of Lynn D. Eisenheim is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

(12) Includes 105,466 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 750 shares owned by Marcy Brown, Mr. Brown's wife, in her self directed IRA account, with respect to which shares Manny A. Brown disclaims beneficial ownership. Includes 1,170 shares of restricted stock granted on March 11, 2002, which restrictions lapse in equal annual installments on March 11, 2004 and March 11, 2005. The mailing address of Manny A. Brown is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

(13) Includes 49,711 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 1,226 shares of restricted common stock which may not be sold or transferred until after March 4, 2004. The mailing address of Norman J. Patinkin is c/o United Marketing Group, L.L.C., 5724 North Pulaski, Chicago, Illinois 60647.

(14) Includes 37,973 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 1,226 shares of restricted common stock which may not be sold or transferred until after March 4, 2004. The mailing address for Richard K. Berkowitz is 3782 El Prado Blvd., Coconut Grove, Florida 33133.

(15) Includes 36,789 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 1,226 shares of restricted common stock which may not be sold or transferred until after March 4, 2004. The mailing address for Daniel H. Levy is c/o Donnkenny, Inc., 1411 Broadway, New York, New York 10019.

(16) Includes 1,124 shares of restricted common stock which may not be sold or transferred until after April 15, 2004. The mailing address of Sanford Shkolnik is c/o Encore Investments, LLC, 101 West Grand Avenue, Chicago, Illinois 60610.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder require our directors and executive officers and persons who are deemed to own more than ten percent of our common stock, to file certain reports with the Securities and Exchange Commission with respect to their beneficial ownership of our common stock.

     Based upon a review of filings with the Securities and Exchange Commission and written representations from certain reporting persons that other filings were required to be made, we believe that all our directors and executive officers complied during fiscal 2002 with the reporting requirements of Section 16(a), other than Hugh M. Patinkin and Jon H. Browne, who each filed a Form 4 to report a grant by Whitehall to such individual of restricted shares of Whitehall common stock and a grant of options to purchase Whitehall common stock five days outside the prescribed time requirement, and each of Matthew M. Patinkin, John R. Desjardins, Lynn D. Eisenheim, Manny A. Brown, Norman J. Patinkin, Daniel H. Levy and Richard K. Berkowitz, who each filed a Form 4 to report a grant by Whitehall to such individual of options to purchase Whitehall common stock five days outside the prescribed time requirement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Whitehall provides certain office services to Double P Corporation ("Double P"), PDP Limited Liability Company ("PDP") and CBN Limited Liability Company ("CBN") or other companies, from time to time, which own and operate primarily mall-based snack food stores, and in which Messrs. Hugh Patinkin, John Desjardins and Matthew Patinkin own a 52% equity interest. A substantial portion of the remaining equity interest is owned by the adult children and other family members of Norman Patinkin. For these services, Double P pays Whitehall $700 per month. Matthew Patinkin served as a director of Double P and as a manager of PDP and CBN until his resignation from those positions, effective April 30, 2003. One of Norman Patinkin's adult children is a director and the chief executive officer of Double P and the manager of PDP and CBN. Messrs. Hugh Patinkin, John Desjardins and Matthew Patinkin spend a limited amount of time providing services to Double P, PDP and CBN. In the case of Hugh Patinkin and John Desjardins, these services are performed solely in their capacities as shareholders of Double P and members of PDP and CBN. In the case of Matthew Patinkin, these services are performed in his capacity as a shareholder of Double P and a member of PDP and CBN. Previously, Matthew Patinkin performed these services in his capacities as a director and a shareholder of Double P and a manager and member of PDP and CBN. Messrs. Hugh Patinkin and John Desjardins receive no remuneration for these services. Matthew Patinkin receives no remuneration for these services other than the fee he previously received for his services as a director of Double P. In several cases Whitehall and Double P have reached joint agreements to divide and separately lease contiguous mall space. Whitehall and Double P concurrently negotiated separately with the landlord to reach such a joint agreement. Since Whitehall's initial public offering, its policy has required that the terms of any such leases must be approved by a majority of Whitehall's outside directors.

                          REPORT BY THE AUDIT COMMITTEE

     This report is submitted by the Audit Committee of the Board of Directors.

     Audited Financial Statements. The Audit Committee has reviewed and discussed the audited financial statements for the year ended January 31, 2003 with Whitehall's management and PricewaterhouseCoopers LLP, Whitehall's independent auditors. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as subsequently amended.

     The Audit Committee has also received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1 "Independence Discussion with Audit Committees" and has discussed with PricewaterhouseCoopers LLP their independence.

     The Audit Committee of the Board of Directors has considered whether the provision by PricewaterhouseCoopers LLP of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in Whitehall's annual report on Form 10-K for the year ended January 31, 2003.

                                        THE AUDIT COMMITTEE OF
                                        THE BOARD OF DIRECTORS

                                        Richard K. Berkowitz (Chairman)
                                        Daniel H. Levy
                                        Sanford Shkolnik

                     FEES PAID TO PRICEWATERHOUSECOOPERS LLP

Audit Fees

     PricewaterhouseCoopers LLP billed Whitehall aggregate fees of $235,000 for professional services rendered for the audit of Whitehall's annual financial statements for fiscal year 2002 and for reviews of the financial statements included in Whitehall's quarterly reports on Form 10-Q for the first three quarters of fiscal 2002.

Financial Information Systems Design and Implementation Fees

     PricewaterhouseCoopers LLP did not render any financial information systems design or implementation services to Whitehall in fiscal 2002.

All Other Fees

     PricewaterhouseCoopers LLP was paid or billed Whitehall aggregate fees of $191,000 for other professional services rendered in fiscal 2002, including professional services primarily in connection with tax preparation, tax consultation, and employee benefit plan audits.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of PricewaterhouseCoopers LLP who served as Whitehall's independent public accountants for the last fiscal year, are expected to be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions raised by stockholders at the annual meeting or submitted in writing prior thereto.

                 STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     The Securities and Exchange Commission and Whitehall's by-laws establish advance notice procedures for stockholder proposals to be brought before any annual meeting of stockholders, including proposed nominations of persons for election to the Board of Directors. Under SEC rules, proposals to be considered for inclusion in the proxy statement for the 2004 annual meeting must be received no later than January 24, 2004. Any proposal submitted must be in compliance with Rule 14a-8 of Regulation 14A of the Securities and Exchange Act of 1934, as amended. Whitehall's by-laws set forth additional requirements and procedures regarding the submission by stockholders of matters for consideration at the annual meeting, including a requirement that such proposals be given to the secretary in writing not later than 90 calendar days in advance of the anniversary date of the release of Whitehall's proxy statement to stockholders in connection with the preceding year's annual meeting. Accordingly, a shareholder proposal intended to be considered at the 2004 annual meeting must be received by the secretary prior to February 22, 2004. All proposals and nominations should be directed to Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606, Attention:
Secretary.

                           EXPENSES OF SOLICITATION

     Your proxy is solicited by the Board of Directors and its agents and the cost of solicitation will be paid by Whitehall officers, directors and regular employees of Whitehall, acting on its behalf, may also solicit proxies by telephone, facsimile transmission or personal interview. Whitehall will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of record by such persons.

                          ANNUAL REPORT ON FORM 10-K

     WHITEHALL WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER AS OF THE RECORD DATE, AND WILL PROVIDE COPIES OF THE EXHIBITS TO THE REPORT UPON PAYMENT OF A REASONABLE FEE THAT WILL NOT EXCEED WHITEHALL'S REASONABLE EXPENSES INCURRED IN CONNECTION THEREWITH. REQUESTS FOR SUCH MATERIALS SHOULD BE DIRECTED TO WHITEHALL JEWELLERS, INC., 155 NORTH WACKER DRIVE, SUITE 500, CHICAGO, ILLINOIS 60606, TELEPHONE (312) 782-6800, ATTENTION:
JOHN R. DESJARDINS.

                                 OTHER BUSINESS

     It is not anticipated that any matter will be considered by the stockholders other than those set forth above, but if other matters are properly brought before the annual meeting, the persons named in the proxy will vote in accordance with their best judgment.

                                 By order of the Board of Directors,

                                 /s/ Hugh M. Patinkin

                                 Hugh M. Patinkin
                                 Chairman, Chief Executive Officer and President

                    ALL STOCKHOLDERS ARE URGED TO SIGN, DATE
                        AND MAIL THEIR PROXIES PROMPTLY.


                                   VOTE BY INTERNET -www.proxyvote.com
WHITEHALL JEWELLERS, INC.          Use the Internet to transmit your voting instructions and for electronic
C/O EQUISERVE                      delivery of information up until 11:59 P.M. Eastern Time the day before the
P.O.BOX 43068                      cut-off date or meeting date. Have your proxy card in hand when you access the
PROVIDENCE, RI 02940               web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

                                   VOTE BY PHONE -1-800-690-6903
                                   Use any touch-tone telephone to transmit your voting instructions up until 11:59
                                   P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit
                                   Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                   VOTE BY MAIL
                                   Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Whitehall Jewellers, Inc., c/o ADP, 51 Mercedes
                                   Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            WHTCMI        KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------
                                                                                    DETACH AND RETURN THIS PORTION ONLY
                            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

================================================================================
WHITEHALL JEWELLERS, INC.

The Board of Directors recommends a vote FOR the nominees in proposal 1.

                                                                  For   Withhold   For All  To withheld authority to vote, mark
1.    Election of Directors.                                      All     All      Except   "For All Except" and write the nominee's
      Nominees: (01) Hugh M. Patinkin (02) Norman J. Patinkin                               number on the line below.
      and (03) Daniel H. Levy                                     |_|     |_|       |_|
                                                                                            ----------------------------------------

2. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to the election of any director, this proxy will be voted FOR such election of director(s). Proxies are authorized to vote in their discretion upon any other matters that may properly come before the annual meeting or any adjournment thereof.

Please sign exactly as name appears hereon. Joint owners should each sign.
Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign the full corporate name by a duly authorized officer.

For address changes, please check this box and
write them on the back where indicated                                |_|

Please indicate if you plan to attend this meeting    |_|     |_|

                                                      Yes     No

-----------------------------------------------            ----------------------------------------------


-----------------------------------------------            ----------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]       Date               Signature (Joint Owners)                 Date

================================================================================

May 23, 2003

Dear Stockholder:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders to be held at 10:00 a.m. (local time) on Wednesday, June 25, 2003 at the Standard Club, 320 S. Plymouth Court, Chicago, IL 60604. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy.

                                        Sincerely,
                                        ----------------------------------------
                                        John R. Desjardins
                                        Secretary

--------------------------------------------------------------------------------

================================================================================

                            WHITEHALL JEWELLERS, INC.
             Proxy Solicited on Behalf of the Board of Directors of
                the Company for the Annual Meeting, June 25, 2003

PROXY

      The undersigned hereby appoints Hugh M. Patinkin and John R. Desjardins, and each of them, as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Common Stock and/or Class B Common Stock which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders of Whitehall Jewellers, Inc. (the "Company"), to be held at the Standard Club, 320 S. Plymouth Court, Chicago, Illinois, 60604 on Wednesday, June 25, 2003 at 10:00 a.m. (local time), and at any adjournments or postponements thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

      The undersigned hereby acknowledges receipt of: (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and
(3) Annual Report of the Company for the fiscal year ended January 31, 2003.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING

--------------------------------------------------------------------------------
Address Changes:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (If you noted any Address Changes above, please mark corresponding box on the reverse side.)

================================================================================

-------------------                                                              -------------------
SEE REVERSE SIDE                                                                 SEE REVERSE SIDE
-------------------                                                              -------------------

                           CONTINUED AND TO BE SIGNED ON REVERSE SIDE

================================================================================

    GREATBANC TRUST COMPANY

GREATBANC

                          NOTICE TO PARTICIPANTS IN THE
                            WHITEHALL JEWELLERS, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

Dear ESOP Participant:

     Enclosed with this notice is the 2002 Annual Report of Whitehall Jewellers, Inc. (f/k/a Marks Bros. Jewelers, Inc.) (the "Company") and a Proxy Statement that describes the Annual Meeting of Stockholders to be held on June 25, 2003 (the "Annual Meeting"). The Proxy Statement has been prepared by the Board of Directors of the Company in connection with the business to be transacted at the Annual Meeting. THE ITEMS TO BE PRESENTED AT THE ANNUAL MEETING ARE IMPORTANT AND ARE DESCRIBED IN THE PROXY MATERIALS BEING ENCLOSED WITH THIS NOTICE. You should read the Proxy Statement carefully before completing your voting instruction card.

DIRECTIONS TO THE TRUSTEE

     According to plan records you are a participant and have shares of Whitehall Jewellers, Inc. Common Stock ("Shares") allocated to your account in the Marks Bros. Jewelers, Inc. Employee Stock Ownership Plan (the "ESOP"). Only GreatBanc Trust Company as trustee (the "Trustee") of the ESOP can vote the Shares held by the ESOP. However, under the terms of the ESOP, you, as a participant in the ESOP, are entitled to instruct the Trustee how to vote the Shares in your account.

     Enclosed with this notice is a confidential voting instruction card which is provided to you for the purpose of instructing the Trustee how to vote your Shares on the matters described in the Proxy Statement. Your vote on these matters is important. Please take the time to complete the voting instruction card and return it to the Trustee. You may instruct the Trustee to vote for, against, or to abstain from voting on such matters. If you do not provide instructions to the Trustee, your Shares will be voted by the Trustee in its discretion.

CONFIDENTIALITY

     Your voting instructions are strictly confidential. How you vote (or whether you vote) will not be revealed, directly or indirectly, to any officer, employee, or director of the Company or to anyone else, except as otherwise required by law. You should, therefore, feel completely free to instruct the Trustee to vote your Shares in the manner you think best.

VOTING DEADLINE

     Because of the time required to tabulate voting instructions from participants before the Annual Meeting, the Trustee must establish a cut-off date for receiving your instruction cards. The cut-off date established by the Trustee is 11:59 P.M. Eastern Time on June 19, 2003. The Trustee cannot ensure that instruction cards received after the cut-off date will be tabulated. Therefore, it is important that you act promptly and return your instruction card by June 19, 2003, in the envelope provided for your convenience. If the Trustee does not receive timely instructions from you with respect to your Shares, the Trustee will vote such Shares in its discretion. EquiServe has been retained by the Company to serve as Agent to tally your voting instructions.

     If you are a direct stockholder of Whitehall Jewellers, Inc., you will receive, under separate cover, proxy solicitation materials including a proxy card. The proxy card you receive under separate cover, if you own shares other than those in your ESOP account, CANNOT be used to direct the voting of shares held by the ESOP.

FURTHER INFORMATION

     If you have questions regarding your voting rights, the voting instruction card or the confidentiality of your vote, you should contact the Trustee at 888-647-4292 between 9:00 A.M. and 5:00 P.M. Central Time, Monday through Friday.

     Your ability to instruct the Trustee how to vote your Shares is an important part of your rights as an ESOP participant. Please consider the enclosed materials carefully and then furnish your voting instructions promptly.

May 23, 2003                                       GreatBanc Trust Company
                                                   As Trustee of the
                                                   WHITEHALL JEWELLERS, INC.
                                                   EMPLOYEE STOCK OWNERSHIP PLAN

                                    VOTE BY INTERNET -www.proxyvote.com
WHITEHALL JEWELLERS, INC.           Use the Internet to transmit your voting instructions and for electronic
C/O CROWE CHIZEK                    delivery of information up until 11:59 P.M. Eastern Time the day before the
P.O.BOX 3697                        cut-off date or meeting date. Have your proxy card in hand when you access the
OAK BROOK, IL 60522                 web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

                                    VOTE BY PHONE -1-800-690-6903
                                    Use any touch-tone telephone to transmit your voting instructions up until 11:59
                                    P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit
                                    Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                    VOTE BY MAIL
                                    Mark, sign, and date your proxy card and return it in the
                                    postage-paid envelope we have provided or return it to Whitehall Jewellers,
                                    Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                        WHTES3         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.              DETACH AND RETURN THIS PORTION ONLY
====================================================================================================================================

WHITEHALL JEWELLERS, INC.

The Board of Directors recommends a vote FOR the nominees in proposal 1.


                                                                  For   Withhold   For All  To withheld authority to vote, mark
1.    Election of Directors.                                      All     All      Except   "For All Except" and write the nominee's
      Nominees: (01) Hugh M. Patinkin (02) Norman J. Patinkin                               number on the line below.
      and (03) Daniel H. Levy                                     |_|     |_|       |_|
                                                                                            ----------------------------------------

The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to the election of any director, this proxy will be voted FOR such election of director(s).

As a participant in the Plan, I hereby acknowledge receipt of the Notice to Plan Participants and the accompanying Proxy Statement relating to the Annual
Meeting of Stockholders of Whitehall Jewellers, Inc. and
I hereby instruct the Trustee to vote all shares of the Company common stock in my account as I have indicated above. If I sign, date and return this card but do not specifically instruct the Trustee how to vote, I understand that the Trustee will vote the shares credited to my account in accordance with the recommendations of the Board of Directors.

For address changes, please check this box and write
them on the back where indicated                             |_|

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign the full corporate name by a duly authorized officer.

---------------------------------------------               ---------------------------------------------

---------------------------------------------               ---------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]       Date               Signature (Joint Owners)                 Date

--------------------------------------------------------------------------------

================================================================================

                            WHITEHALL JEWELLERS, INC.
           Voting Instructions for the Annual Meeting of Stockholders
                          Solicited by the ESOP Trustee

PROXY

      The undersigned participant in the WHITEHALL JEWELLERS, INC. EMPLOYEE STOCK OWNERSHIP PLAN does hereby instruct the ESOP Trustee to vote at the Annual Meeting of Stockholders of Whitehall Jewellers, Inc. (the "Company") to be held June 25, 2003, (the "Annual Meeting"), and at all adjournments or postponements thereof, all the shares of Common Stock of the Company in the undersigned's ESOP account, on the matters set out on the reverse side of this card and described in the Proxy Statement and, in its discretion, on any other business which may properly come before the Annual Meeting.

      This card must be properly completed, signed, dated, and returned in the envelope provided to be received by 0 ADP, the tabulator, by 11:59 P.M. Eastern Time on June 19, 2003. If your voting instructions are not timely received, the Trustee will vote your shares in its discretion. If this card is not received by 11:59 P.M. Eastern Time on June 19, 2003, the Trustee cannot ensure that your voting instructions will be tabulated. If you sign, date and return this card but do not specifically instruct the Trustee how to vote, the Trustee will vote your shares in accordance with the recommendations of the Board of Directors. Your voting instructions to the Trustee are confidential as explained in the accompanying Notice to Plan Participants.

      PLEASE SPECIFY YOUR VOTING INSTRUCTIONS, SIGN, DATE AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENVELOPE PROVIDED.

--------------------------------------------------------------------------------
Address Changes:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (If you noted any Address Changes above, please mark corresponding box on the reverse side.)

================================================================================

-------------------                                                              -------------------
SEE REVERSE SIDE                                                                 SEE REVERSE SIDE
-------------------                                                              -------------------

                           CONTINUED AND TO BE SIGNED ON REVERSE SIDE

================================================================================